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                                                                    Exhibit 23.1



                          INDEPENDENT AUDITORS' CONSENT



         We consent to the incorporation by reference in Registration Statement No. 333-04361 on Form S-3 and Post-Effective Amendment on Form S-3 to Registration Statement No. 33-83940 on Form SB-2 of Infosafe Systems Inc. of our report, dated October 22, 1996, appearing in this Annual Report on Form 10K-SB of Infosafe Systems Inc. for the year ended July 31, 1996.



                                                  RICHARD A EISNER & COMPANY LLP


New York, New York
October 31, 1996